VGOF-P5 05/26

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST
SUPPLEMENT DATED MAY 1, 2026
TO THE SUMMARY PROSPECTUS, AS APPLICABLE, AND PROSPECTUS
OF EACH FUND LISTED IN SCHEDULE A

The following information supplements and supersedes the information contained in the section titled “Performance” in the Summary Prospectus, as applicable, and Prospectus of each fund listed in Schedule A:
Effective May 1, 2026, the Fund will no longer compare its performance to the MSCI All Country World Ex‑U.S. Index‑NR. The Fund will continue to compare its performance to the MSCI Emerging Markets Index‑NR, a broad-based securities market index.
SCHEDULE A

Fund	Date of Summary Prospectus, as applicable, and Prospectus
LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

ClearBridge Emerging Markets Fund	February 1, 2026
ClearBridge SMASh Series EM Fund	December 1, 2025
Please retain this supplement for future reference.